Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Lloyd George Emerging Markets Equity Fund

Supplement dated July 29, 2014 to the Prospectus and Summary Prospectus,

each dated December 27, 2013, as supplemented May 27, 2014

Fund Name Change

The Board of Directors of BMO Funds, Inc. approved changing the name of the BMO Lloyd George Emerging Markets Equity Fund to the BMO LGM Emerging Markets Equity Fund. Effective July 29, 2014, all references in the Prospectus and Summary Prospectus to the BMO Lloyd George Emerging Markets Equity Fund are deleted and replaced with references to the BMO LGM Emerging Markets Equity Fund.

The Fund’s investment objective, principal investment strategies, and risks will remain the same.

The Fund’s subadviser, LGM Investments Limited, has changed its address to 95 Wigmore Street, London, United Kingdom. In addition, the parent company to LGM Investments Limited has changed its name to LGM (Bermuda) Limited.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

This supplement should be retained with your Prospectus

and Summary Prospectus for future reference.